Prospectus
April 22, 2022

Invesco Actively Managed Exchange-Traded
Commodity Fund Trust
EVMT	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (the “Fund”) seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%

Other Expenses(1)	0.00%

Acquired Fund Fees and Expenses (2)	0.03%

Total Annual Fund Operating Expenses	0.62%

Fee Waiver and/or Expense Reimbursement (3)	0.03%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59%

(1)
“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies including money market funds. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Fund’s Annual Report, when available, which will reflect the operating expenses of the Fund and will not include indirect expenses such as Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are estimated for the current fiscal year.
(3)
Through August 31, 2023, Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds managed by the Adviser or affiliates of the Adviser. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$60	$196
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a combination of financial instruments that are economically linked to the tradeable metals widely used in the production of an electric vehicle (currently, iron ore, copper, aluminum, nickel and cobalt).
Under normal circumstances, the Fund invests, either directly or through a wholly-owned subsidiary (the “Subsidiary”), in Commodities Futures, Commodity-Linked Instruments, Commodity-Related Assets and Collateral, each as defined below:
•
Commodities Futures – exchange-traded futures contracts on underlying electric vehicle metal commodities.
•
Commodity-Linked Instruments – other instruments whose value is derived from or linked to price movements of underlying electric vehicle metal commodities. These other instruments consist of exchange-traded futures contracts on electric vehicle metal commodity indices, electric vehicle metal commodity-linked notes, exchange-traded options on Commodities Futures, swaps on electric vehicle metal commodities and electric vehicle metal commodity-related forward contracts.
•
Commodity-Related Assets – investments related to or providing exposure to electric vehicle commodities. These investments include commodity-linked equity securities and commodity-linked exchange-traded notes (“ETNs”). These investments also include exchange-traded funds (“ETFs”), and other investment companies (including U.S. registered open-end investment companies (i.e., mutual funds), as well as closed-end investment companies traded on U.S. exchanges, or exchange-traded non-U.S. investment companies traded on foreign exchanges) to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and ETFs that are not registered under the 1940 Act. Such investments may include affiliated funds and will be limited to percentages permitted by the 1940 Act and the rules thereunder. Any such investments will have a focus on electric vehicle metals commodities and/or electric vehicle businesses. These investments also include commodity pools that seek to track the value of certain metals, but no investment in a single commodity pool will exceed 25% of the Fund’s total assets.
•
Collateral – cash, cash-like instruments or high-quality securities. The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize investments in the Commodities Futures and Commodity-Linked Instruments.
While the Fund may invest directly in Commodity-Related Assets and Collateral, it will not invest directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Instead, the Fund attempts to obtain investment returns that are highly correlated to the commodities markets by investing in these instruments indirectly through its Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Commodities Futures and Commodity-Linked Instruments in accordance with the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such investments. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Subsidiary operates under Cayman Islands law. It is wholly-owned and controlled by the Fund and advised by the Adviser. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in Commodities Futures and Commodity-Linked Instruments. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary.
The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the S&P GSCI Electric Vehicle Metals Index (the “Benchmark”), an index composed of futures contracts on the tradeable metals widely used in the production of an electric vehicle (currently, iron ore, copper, aluminum, nickel and cobalt). The Benchmark is calculated and maintained by S&P Dow Jones Indices LLC (the “Benchmark Provider”). In accordance with the Benchmark Provider's proprietary methodology, metals within the Benchmark are assigned weights that broadly reflect the relative usage of each metal within a representative electric vehicle, subject to adjustments for liquidity.
Although the Subsidiary generally provides exposure to the components of the Benchmark, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark. Therefore, the Subsidiary may not seek exposure to all of the Benchmark’s components or in the same proportion as the Benchmark. The Subsidiary may invest in Commodities Futures (or gain exposure to such Commodities Futures through the use of swaps) that are not included in the Benchmark, but reference a commodity represented in the Benchmark by a different futures contract. At times, the Subsidiary also may invest in Commodities Futures outside the Benchmark, invest in Commodities Futures with expirations beyond those contained in the Benchmark or emphasize some commodities more than others. In the event that a sufficient quantity of Commodities Futures on a particular Benchmark component are not available, the Subsidiary may purchase Commodities Futures on the highest correlated Benchmark component or other widely traded metal or may purchase Commodity-Related Assets to provide exposure to the Benchmark component.
The Subsidiary also invests a portion of its assets in Commodity-Linked Instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Commodity-Linked Instruments may be exchange-traded or traded over-the-counter (“OTC”).
Because the Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), the Fund’s investments in the Subsidiary and Commodities Futures are limited by certain requirements of the Code and related Internal Revenue Service regulations. Accordingly, the Fund (and the Subsidiary, as applicable) invests its remaining assets directly in Collateral, which consists of high-quality securities such as U.S. Treasuries, other U.S. Government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality as the Adviser may determine) that provide liquidity, serve as margin or collateralize the Subsidiary’s investments in Commodities Futures and Commodity-Linked Instruments.
Although the Fund generally will not invest in exchange-traded common stocks of electric vehicle and other related companies that operate in metals and electric vehicle businesses, the performance of its commodity-based strategy may be indirectly impacted by the performance of such companies.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the 1940 Act.
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in investments that provide exposure to electric vehicle metals and/or electric vehicle metals futures contracts.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
COVID-19 Risk. The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.
Commodity-Linked Derivatives Risk. Investments linked to the prices of commodities may be considered speculative. The Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors or commodity-specific factors. At times, price fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash.
Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. If the Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying commodity or commodity index; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash or must sell securities to meet those margin requirements; (vi) the possibility that a failure to close a position may result in the Fund receiving an illiquid commodity; and (vii) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The Fund also must segregate liquid assets or enter into off-setting positions to “cover” open positions in futures contracts. For cash-settled futures contracts, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. In addition, futures contracts may be subject to contractual or other restrictions on resale and may lack readily available markets for resale.
Metals Sector Risk. Because the Fund invests in Commodities Futures and Commodity-Related Assets that are linked to different types of commodities from the metals sector, the Fund is subject to the risks inherent in the metals sector. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; changes in environmental conditions, energy conservation and environmental policies; competition for or depletion of resources; adverse labor relations; political or world events; increased regulatory burdens; changes in exchange rates; imposition of import controls; obsolescence of technologies; and increased competition or new product introductions.
The performance of the Fund in part is linked to the daily performance of the spot price of certain industrial metals, including iron ore, copper, aluminum, nickel and cobalt. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Fund’s performance.
Thematic Investing Risk. The Fund generally invests in instruments linked to the metals used in the production of electric vehicles, and the Fund’s performance may suffer if the metals in which the Fund invests do not benefit from the development of the electric vehicle theme. Performance may also be impacted by a variety of factors other than the development of electric vehicles. Additionally, thematic investing involves the risk that the electric vehicle theme is out of favor, or that the metals chosen to capitalize on that theme underperform the market as a whole.
Electric Vehicle Risk. Through its commodity-based strategy, the Fund may have indirect exposure to electric vehicle and related companies that utilize the metals in which the Fund invests. These companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. Such companies may be impacted by the supply and demand both for their specific products or services and for industrial sector products generally. The technology utilized in electric vehicles is relatively new, and there is uncertainty surrounding the longevity of new products and/or the use of relatively untested materials. While the Fund generally will not invest directly in electric vehicle and other related companies, the performance of its commodity-based strategy may be indirectly impacted by the performance of such companies.
Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a reference index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Commodity-Linked Notes Risk. Commodity-linked notes have characteristics of both a debt security and a derivative; typically, they are issued by a bank at a specified face value and pay a fixed or floating rate linked to the performance of an underlying asset, such as commodity indices, particular commodities or commodity futures contracts. As such, the Fund faces the economic risk of movements in commodity prices by investing in such notes. These notes also are subject to credit, market and interest rate risks that in general affect the values of debt securities. In addition, these notes may be leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index; as a result, at the maturity of the note, the Fund may receive more or less principal than it originally invested.
Options Risk. Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Commodity Pool Risk. The Subsidiary’s investments in futures contracts has caused it and the Fund to be deemed commodity pools, thereby subjecting each of the Subsidiary and the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Registration as a commodity pool may have negative effects on the ability of the Fund or the Subsidiary to engage in its planned investment program. Additionally, the Subsidiary’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.
Pooled Investment Vehicle Risk. The Fund faces the risk that a pooled investment vehicle will not achieve its investment objective. The Fund also is subject to the risks of the underlying commodities in which the pooled vehicles invest. As a shareholder in such a vehicle, the Fund will incur duplicative expenses, bearing its share of that vehicle’s expenses while also paying its own advisory and administrative fees. In addition, the Fund will incur brokerage costs when purchasing and selling shares of pooled investment vehicles.
ETN Risk. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on a domestic or foreign stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.
Counterparty Risk. Certain of the Fund’s investments in derivatives (such as swaps and forward contracts) may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, the Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.
Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.
Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all.
Gap Risk. The Fund is subject to the risk that a commodity price will change between periods of trading. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.
Interest Rate Risk. The Fund’s investments in U.S. Government securities and commercial paper will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes.
Leverage Risk. Leverage occurs when the Fund’s market exposure exceeds amounts invested. The Fund’s exposure to derivatives and other investment techniques can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not used leverage. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives, and to cover its positions in these investments due to the effects of leverage. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities, and the Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force the Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of the Fund’s assets. There is no assurance that a leveraging strategy will be successful.
Valuation Risk. During periods of reduced market liquidity or the absence of readily available market quotations for the holdings of the Fund, the value of its holdings becomes more difficult and the judgment of the Adviser (employing the fair value procedures adopted by the Board of Trustees (the “Board”) of the Invesco Actively Managed Exchange-Traded Commodity Fund Trust (the “Trust”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Tax Risk. For the Fund to qualify as a RIC, the Fund must meet a qualifying income test each taxable year. Failure to comply with the qualifying income requirements would have significant negative tax consequences to Fund shareholders, including the imposition of an entity-level tax on the Fund, which would reduce the amount available for distribution to shareholders. Although the Fund, through its investment in the Subsidiary, generally will seek to invest in derivative instruments that it believes generate qualifying income, the treatment of income from certain derivative instruments under the qualifying income requirements is not entirely clear. The Fund will seek to limit its non-qualifying income so as to qualify as a RIC, and its investment in the Subsidiary is intended to provide exposure to commodities in a manner consistent with the “qualifying income” requirement applicable to RICs. Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income or (b) indirectly through the Subsidiary. Should the Internal Revenue Service

(“IRS”) issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a RIC for one or more years.
The phrase “No K-1“ in the Fund’s name means that the Fund does not issue a Schedule K-1, which is the tax reporting form issued by commodities partnerships. Schedule K-1 typically presents additional complexities. Instead, like most other ETFs, the Fund reports income on Form 1099.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time, which may make it difficult for the Fund to sell them at an acceptable price, purchase a sufficient quantity at an acceptable price, or to accurately value them.
Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act; therefore, the Fund will not receive all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund's investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.
Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting.
Investments in non-U.S. securities, if applicable, may have lower trading volumes and may increase this risk.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
As of the date of this Prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund's performance information will be accessible on the Fund's website at www.invesco.com/ETFs and will provide some indication of the risks of investing in the Fund.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC.
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Head of Equities and Director of Portfolio Management of the Adviser; Vice President of the Trust	April 2022

David Hemming	Head of Alternatives Portfolio Management of the Adviser	April 2022

Theodore Samulowitz	Senior Portfolio Manager of the Adviser	April 2022

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase

Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund is an actively managed ETF that, under normal circumstances, seeks to achieve its investment objective by investing in financial instruments that are economically linked to tradeable metals widely used in the production of an electric vehicle (currently, iron ore, copper, aluminum, nickel and cobalt). Under normal circumstances, the Fund invests, either directly or through the Subsidiary, in a combination of four categories of investments: (i) Commodities Futures; (ii) Commodity-Linked Instruments; (iii) Commodity-Related Assets; and (iv) Collateral designed to collateralize investments in Commodities Futures and Commodity-Linked Instruments.
Unlike securities, commodities are assets that have tangible properties. Commodities Futures and Commodity-Linked Instruments provide exposure to these physical commodities markets without requiring a direct investment into such commodities. Federal tax laws limit registered investment companies, such as the Fund, from investing directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Therefore, the Fund will invest indirectly in Commodities Futures and Commodity-Linked Instruments via its wholly-owned Subsidiary. Such investment is expected to provide the Fund with exposure to, and income from, Commodities Futures and Commodity-Linked Instruments within the limits of the federal tax laws, including Subchapter M of the Code.
The Subsidiary is organized under the laws of the Cayman Islands. The Fund is the sole shareholder of the Subsidiary, which will not be sold or offered to other investors. The Subsidiary is overseen by its own board of directors. The Adviser serves as the Subsidiary’s investment adviser and manages the Subsidiary to comply with the compliance policies and procedures of the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked futures contracts. Like the Fund, the Subsidiary also may invest in cash or highly liquid securities intended to promote liquidity, serve as margin or collateralize the Subsidiary’s positions in Commodities Futures and Commodity-Linked Instruments.
The Subsidiary will invest in Commodities Futures that generally are components of the Benchmark, an index comprised of the tradeable metals widely used in the production of an electric vehicle (currently, iron ore, copper, aluminum, nickel and cobalt).
The Benchmark is calculated and maintained by S&P Dow Jones Indices LLC (the “Benchmark Provider”). In accordance with the Benchmark Provider's proprietary methodology, metals within the Benchmark are assigned weights that broadly reflect the relative usage of each metal within a representative electric vehicle, subject to adjustments for liquidity.
Although the Subsidiary generally provides exposure to the components of the Benchmark, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark. Therefore, the Subsidiary may not seek exposure to all of the Benchmark’s components or in the same proportion, may invest in Commodities Futures outside the Benchmark, and, at times, may emphasize investments in some commodities more than others.
The Adviser employs a rules-based investment approach when selecting Commodities Futures for the Subsidiary, so that the weight of each of those futures contracts in the Subsidiary’s portfolio reflects the Adviser’s view of the economic significance and market liquidity of the corresponding, underlying commodity. The Adviser may select Commodities Futures with expirations beyond those contained in the Benchmark.
Futures contracts, by their terms, reflect the expected future value of a reference asset. Commodity-linked futures contracts reflect the value of price movements of the underlying commodity (which serves as the reference asset) on which the contract is based. These contracts are agreements between two parties where one party agrees to buy, and the other to sell, a set amount of the reference asset (or, in some instances, a cash equivalent) at a pre-determined price (the “spot price”) on a pre-determined future date (the “expiration date”). As the expiration date for a futures contract draws closer, an investor wishing to maintain its exposure to that commodity will close out its position in the expiring futures contract and open a new position in a futures contract with a later expiration date. This process is referred to as “rolling.”
The Adviser will attempt to generate yield for the Fund by “rolling” the Fund’s investments in Commodities Futures. As a futures contract approaches its settlement date, the Fund may sell that futures contract and replace it with a similar contract with a more distant settlement date. In general, as the time to the expiration date of a futures contract draws closer, the price of the futures contract will tend towards its spot price. If the price of a long-term futures contract is greater than the near-term futures price, the market is considered to be in “contango.” If the price of a long-term futures contract is less than the near-term futures price, the market is considered to be in “backwardation.” In “contango” markets, the price of futures contracts with expiration dates in the near term generally is lower than the price of futures contracts with more distant expiration dates, resulting in a cost to “roll” the futures contract by replacing the near-term contract with the long-term contract (the “roll cost”). The opposite is true when the market is in backwardation, resulting in a gain from rolling the futures contract (the “roll yield”). Whether an investor realizes roll costs or roll yields depends upon the price differences between near-term and long-term contracts. Rather than roll the futures contracts on a predefined schedule, the Subsidiary will roll to another futures contract (which the Adviser selects from a universe of futures contracts, which may include contracts with expirations beyond those contained in the Benchmark) that the Adviser believes will generate the greatest roll yield. However, there can be no guarantee that such a strategy will produce the desired results.
The Subsidiary also invests in Commodity-Linked Instruments that are expected to provide investment returns that are highly correlated to those of the electric vehicle metals commodities markets, to seek to increase its investment returns or to hedge against declines in the value of its other investments. These commodity-linked derivatives have values linked to the price movement of a commodity, commodity index, or futures contract. The Subsidiary will only invest in such a Commodity-Linked Instrument if it tends to exhibit trading prices or returns that correlate with a relevant Commodity Future. Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Fund is subject to legal requirements applicable to all mutual funds that are designed to reduce the effects of any leverage created by the use of derivative instruments. Generally, the Fund will enter into swap agreements and other OTC transactions only with large, established and well capitalized financial institutions that meet certain credit quality standards and monitoring policies.
The Fund (and the Subsidiary) also may gain exposure to commodities by investing directly in Commodity-Related Assets. Such investments include commodity pools that, in turn, invest in the underlying commodities. The Fund will limit its investments in commodity pools so that no single pool represents more than 25% of the Fund’s total assets. The Fund also may invest directly in ETNs, ETFs, and other investment companies (including U.S. registered open-end investment companies (i.e., mutual funds), including affiliated ETFs and mutual funds, as well as closed-end investment companies traded on U.S. exchanges, or exchange-traded non-U.S. investment companies traded on foreign exchanges) to the extent permitted by the 1940 Act, and ETFs that are not registered under the 1940 Act. Such investments may include affiliated funds and will be limited to percentages permitted by the 1940 Act and the rules thereunder. Any such investments will have a focus on electric vehicle metals commodities and/or electric vehicle businesses.
The Fund (and the Subsidiary, as applicable) will invest its remaining assets in Collateral to provide liquidity, serve as margin or collateralize the Subsidiary’s investments. Such Collateral includes: (i) short-term obligations issued by the U.S. Government; (ii) short-term negotiable obligations of commercial banks, fixed-time deposits and bankers’ acceptances of U.S. banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality, as the Adviser determines; and (iv) money market mutual funds, including affiliated money market mutual funds. The Fund will not invest in collateral securities that are below investment grade.
The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Because of the Fund’s use of futures, options and swaps above levels prescribed by the CFTC, it is considered a “commodity pool.” The Adviser is registered as a CPO and a CTA and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies.
Temporary Defensive Strategies
The Fund may take a temporary defensive position and hold all or a portion of its assets in cash or cash equivalents and money market funds (including affiliated money market funds) if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. Doing so could help the Fund avoid losses in the event of falling market prices and provide liquidity to make additional investments, but may mean lost investment opportunities in a period of rising market prices. During these periods, the Fund may not achieve its investment objective.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. The Fund’s holdings are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
COVID-19 Risk. The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia's invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.
Management Risk. Actively managed portfolios are subject to management risk. In managing the Fund’s portfolio holdings, the adviser applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that they will produce the desired results.
Commodity-Linked Derivative Risk. Investments linked to the prices of commodities may be considered speculative. The Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Volatility is defined as the characteristic of an asset, an index or a market to fluctuate significantly in price within a short time period. The value of commodity-linked instruments typically is based upon the price movements of the underlying commodities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors, including changes in overall market movements; domestic and foreign political and economic events, policies and developments; geo-political concerns, war, and acts of terrorism; changes in domestic or foreign interest rates and/or investor expectations concerning interest rates; domestic and foreign inflation rates; consumer supply and demand; and trading activities in commodities, including currency devaluations, market liquidity or the imposition of embargoes, tariffs or other regulatory barriers. The value may fluctuate due to commodity-specific factors, such as weather and climate conditions; natural disasters like drought, flood or livestock disease; changes in labor conditions and technology; or supply and demand disruptions in major producing or consuming regions. At times, prices fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Each of these factors and events could have a significant negative impact on the Fund.
Derivatives Risk. The Fund may invest in derivatives, such as futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. OTC derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
The SEC has adopted a new regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will require certain funds to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the fund incurs from its derivatives transactions. This new regulatory framework will also eliminate the asset segregation and coverage framework currently used by the Fund to comply with Section 18 of the 1940 Act in connection with derivatives and certain other financing transactions. As the Fund transitions into compliance with Rule 18f-4, the Fund’s approach to asset segregation and coverage requirements may be impacted.
Futures Contracts Risk. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts.
The successful use of a futures contract depends upon the Adviser’s skill and experience with respect to such instruments. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Such risks include:
(i)
an imperfect correlation between the value of the futures contract and the value of the underlying commodity;
(ii)
possible lack of a liquid secondary market for a futures contract;
(iii)
the inability to open or close a futures contract or cash commodity position when desired;
(iv)
losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the futures contract (and potentially may be unlimited);
(v)
in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time;
(vi)
the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund; and
(vii)
the possibility that rapid selling to avoid delivery of a commodity may result in unfavorable execution prices.
To enter into a futures contract, the Fund must post an amount of assets with a FCM to serve as “initial margin,” which is a good faith deposit on the contract and which the FCM returns to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a futures contract and the movement in the underlying asset. In the event of adverse price movements, the Fund may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM.
In addition, to comply with federal securities rules, the Fund must segregate liquid assets or take other appropriate measures to “cover” the Subsidiary’s open positions in futures contracts.
Depending on their terms, futures contracts settle through either physical delivery of the underlying commodity (“physically settle”) or payment of an equivalent cash amount (“cash settle”). Cash settled futures contracts require that a registered investment company set aside liquid assets in an amount equal to its daily marked-to-market net obligations under the contract (i.e., its daily net liability, minus any posted margin and variation margin).
Physically settled futures contracts require that a registered investment company segregate a greater amount of liquid assets, equal to the full notional value of the contract (minus any applicable margin and variation margin posted with the FCM). As the Subsidiary will invest in physically settled futures, the Fund must segregate a greater amount of its liquid assets to cover the Subsidiary’s open positions than it would if the Subsidiary invested in solely cash settled futures.
Metals Sector Risk. Because the Fund invests in Commodities Futures and Commodity-Related Assets that are linked to different types of commodities from the metals sector, the Fund is subject to the risks inherent in the metals sector. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; changes in environmental conditions, energy conservation and environmental policies; competition for or depletion of resources; adverse labor relations; political or world events; increased regulatory burdens; changes in exchange rates; imposition of import controls; obsolescence of technologies; and increased competition or new product introductions.
The performance of the Fund in part is linked to the daily performance of the spot price of certain industrial metals, including iron ore, copper, aluminum, nickel and cobalt. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Fund’s performance.
Thematic Investing Risk. The Fund generally invests in instruments linked to the metals used in the production of electric vehicles, and the Fund’s performance may suffer if the metals in which the Fund invests do not benefit from the development of the electric vehicle theme. Performance may also be impacted by a variety of factors other than the development of electric vehicles. Additionally, thematic investing involves the risk that the electric vehicle theme is out of favor, or that the metals chosen to capitalize on that theme underperform the market as a whole.
Electric Vehicle Risk. Through its commodity-based strategy, the Fund may have indirect exposure to electric vehicle and related companies that utilize the metals in which the Fund invests. These companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. Such companies may be impacted by the supply and demand both for their specific products or services and for industrial sector products generally. The technology utilized in electric vehicles is relatively new, and there is uncertainty surrounding the longevity of new products and/or the use of relatively untested materials. While the Fund generally will not invest directly in electric vehicle and other related companies, the performance of its commodity-based strategy may be indirectly impacted by the performance of such companies.
Swap Agreements Risk. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Commodity-Linked Notes Risk. Commodity-linked notes have characteristics of both a debt security and a commodity-linked derivative. Typically, commodity-linked notes are issued by a bank or other financial institution or a commodity producer at a specified face value and usually pay interest at a fixed or floating rate until maturity, at which time the Fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable. Such underlying commodity-related variable may be a physical commodity, a commodity futures or option contract or a commodity index. By investing in such notes, the Fund faces the risk of loss of interest if the value of the underlying commodity falls, the risk of loss of principal, credit risk, counterparty risk, valuation risk and liquidity risk.
Options Risk. Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser's ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Commodity Pool Risk. The Subsidiary’s investments in futures contracts has caused it and the Fund to be deemed commodity pools, thereby subjecting each of the Subsidiary and the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a CPO, and the Fund and the Subsidiary will be operated in accordance with CFTC rules. Registration as a commodity pool may have a negative impact on the ability of the Fund or the Subsidiary to engage in its planned investment program. Moreover, registration as a CPO subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary.
The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund and the Subsidiary as a result of the Adviser's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Adviser as the Fund's CPO, the Fund's and the Subsidiary’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser's CFTC compliance obligations. As a result of CFTC regulations, the Fund's and the Subsidiary’s status as a commodity pool and the Adviser's registration as a CPO are not expected to materially adversely affect the Fund's or the Subsidiary’s ability to achieve its investment objective.
Pooled Investment Vehicle Risk. The Fund faces the risk that a pooled investment vehicle will not achieve its investment objective. The Fund also is subject to the risks of the underlying assets in which the pooled vehicles invest. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Therefore, shareholders would be subject to duplicative expenses to the extent that the Fund invests in pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of pooled investment vehicles. Moreover, commodity pools invest in futures contracts and in markets which may be highly volatile, and commodity pools also may be subject to substantial charges for management, advisory and brokerage fees. As such, commodity pools can suffer substantial losses, thereby reducing the value of an investment in the pool. Restrictions on redemptions may affect the ability of the Fund to withdraw from its participation in the pool.
ETN Risk. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities of an issuer and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index, minus applicable fees.
The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and other economic, legal, political or geographic events that affect the commodities markets. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor).
ETNs also are subject to credit risk, whereby the Fund could lose money if the issuer of a note is unable to pay interest or repay principal when it is due.
Counterparty Risk. Certain of the Fund’s investments in derivatives (such as swaps and forward contracts) may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, the Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities.
U.S. Government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds may not have the value of their investments remain at $1.00 per share; it is possible to lose money by investing in a money market fund.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the issuer of a corporate debt security is unable to pay interest or repay principal when it is due and the holder of the corporate debt security could lose money. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Clearing Broker Risk. The Subsidiary will invest in certain derivatives that are traded on an exchange; in such cases, a clearing organization acts as the counterparty. For Commodities Futures, the Fund’s obligation is to the FCM that carries the Fund’s account, whose obligation is in turn to the clearing organization. The Fund’s investments therefore introduce the risk that its FCM would default on an obligation to the Fund, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. The risk exists at, and from the time that, the Fund enters into a contractual arrangement with its FCM to bring about the settlement and clearing of futures contracts. The FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to futures positions.
Gap Risk. The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.
Interest Rate Risk. Interest rate risk refers to the risk that fixed-income securities prices generally fall as interest rates rise; conversely, fixed-income securities' prices generally rise as interest rates fall. Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Similarly, a longer duration portfolio of fixed-income securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
Leverage Risk. Leverage occurs when the Fund’s market exposure exceeds the amounts invested. The Fund’s exposure to derivatives and other investment techniques, such as short sales, can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not used leverage. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives, and to cover its positions in these investments due to the effects of leverage. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities, and the Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force the Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of the Fund’s assets. There is no assurance that a leveraging strategy will be successful.

Valuation Risk. In certain circumstances, such as periods of reduced market liquidity, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.
Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. As a RIC, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code. The IRS has issued a number of private letter rulings to other RICs (upon which only the Fund that received the private letter ruling can rely), which indicate that income from the Fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the portion of such rulings relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a RIC.) Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a RIC for one or more years. In this event, the Fund’s Board may authorize a significant change in investment strategy or other action. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
The phrase “No K-1“ in the Fund’s name means that the Fund does not issue a Schedule K-1, which is the tax reporting form issued by commodities partnerships. Schedule K-1 typically presents additional complexities. Instead, like most other ETFs, the Fund reports income on Form 1099.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time, which may make it difficult for the Fund to sell them at an acceptable price, purchase a sufficient quantity at an acceptable price, or to accurately value them.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure.
The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Subsidiary Investment Risk. The Subsidiary’s principal investment strategies, investment objective and principal risks are substantially the same as the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Commodities Futures held by the Subsidiary are similar to those that are permitted to be held by the Fund and thus are subject to the same risks whether or not they are held by the Fund or the Subsidiary.
There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to the regulatory protections of the 1940 Act. The Trust’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, the Adviser will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund.
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If this were to change and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. Because the Fund currently intends to effect redemptions for cash, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.
Non-Diversified Fund Risk. Because the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or that Shares will continue to meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to the Fund’s NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund), and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's portfolio holdings, which may cause a variance in the market price of Shares and their underlying value. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund's creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.
Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index-based ETFs generally have traded at prices that closely correspond to NAV per share. Given the high level of transparency of the Fund’s holdings, the Adviser believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.
Non-Principal Investment Strategies
In accordance with the 1940 Act and the rules thereunder, the Fund has adopted a policy to invest in futures contracts and other securities in an amount that provides investment exposure of at least 80% of the value of the Fund's net assets (plus the amount of any borrowing for investment purposes) to electric vehicle metal commodities.
The Fund’s investment objective and the 80% investment policy are non-fundamental policies that the Board of the Trust may change without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other, non-principal risks associated with its investments and investment strategies. The following provides additional, non-principal risk information regarding investing in the Fund.
Adverse Regulatory Developments Risk. Commodity markets are subject to comprehensive statutes and regulations promulgated not only by the CFTC, but also by self-regulatory organizations such as the National Futures Association. Among other things, the CFTC and the exchanges on which futures contracts are traded are authorized to take extraordinary actions in the event of a market emergency. Such actions could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. Although the effect of any future regulatory change on the Fund is impossible to predict, it could be substantial and adverse.
Changing Global Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. In recent years, the FRB and certain foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB and foreign central banks or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by APs, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Cybersecurity Risk. The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.
Geographic Risk. Labor disputes, trade tariffs, natural disasters, climate change or other disruptions could occur in a geographic region and, as a result, negatively impact certain commodities, including metals produced in that region, thereby negatively affecting the value of those commodities linked to instruments in which the Fund invests.
Increased Competition Risk. The Adviser believes that there has been, over time, a general increase in interest in commodity investing. As the Adviser’s assets under management invested directly or indirectly in the commodities markets increases, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the Fund.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at their closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally for cash in Creation Units at each day’s next calculated NAV. Because the Fund will create and redeem shares principally in cash, investments in the Fund’s shares will not typically gain the tax-advantaged benefits associated with exchange-traded funds that create and redeem shares principally in-kind. Such in-kind arrangements are designed to protect shareholders from the adverse effects on a fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund and exchange-traded funds that do not effect transactions principally in-kind, redemptions can have an adverse tax impact on taxable shareholders because the fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas an in-kind redemption mechanism may reduce the effect of a tax event for the Fund (to the extent it uses in-kind redemptions) or its shareholders. Aditionally, the tax advantages of investing in Shares may be less pronounced than passive ETFs because the Fund is actively managed and, therefore, may have greater turnover in its portfolio securities, which could result in less tax efficiency than an investment in a fund that is not actively managed.
The Fund may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco India Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of $180.2 billion as of January 31, 2022.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, implementing the Fund’s actively managed investment strategy, managing the Fund’s business affairs, providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, David Hemming and Theodore Samulowitz (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on his or her authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Head of Equities and Director of Portfolio Management of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2022. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.

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David Hemming, Head of Alternatives Portfolio Management of the Adviser, has been responsible for the management of the Fund since April 2022. He has been responsible for the management of certain funds in the Invesco family of ETFs since September 2016 and has been associated with the Adviser since 2016.
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Theodore Samulowitz, Senior Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2022. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2013 and has been associated with the Adviser since 2012.

The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.59% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver is in place through at least August 31, 2023, and there is no guarantee that the Adviser will extend them past that date.
A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement with respect to the Fund will be available in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2022.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “EVMT.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests by paying redemption proceeds to an AP primarily in cash, but it reserves the right to also do so through in-kind redemptions. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”) will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund.
In recognition of the nature of the Fund’s investments and that Shares are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A higher portfolio turnover rate (a measure of how frequently assets within the Fund are bought and sold) is more likely to generate short-term capital gains than a lower portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Should the Fund invest primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Fund’s shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.

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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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If the Fund invests in an underlying fund taxed as a RIC, please see any relevant section below for more information regarding the Fund’s investment in such underlying fund.
Commodity Investments
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The Fund’s strategy of investing through its Subsidiary in derivatives and other financially-linked instruments whose performance is expected to correspond to the commodity markets may cause the Fund to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Fund invested directly in commodities.
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The Fund must meet certain requirements under the Code for favorable tax treatment as a RIC, including asset diversification and income requirements.
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The Fund intends to treat the income it derives from commodity-linked notes as qualifying income based on an opinion obtained from counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act. Further, the Fund anticipates that its Subsidiary will distribute the “Subpart F” income earned by the Subsidiary each year, which the Fund will treat as qualifying income. If, contrary to the opinion of counsel, the proposed regulations or other guidance issued by the IRS, the IRS were to determine such income is non-qualifying, the Fund might fail to satisfy the income requirement.
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In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund’s total assets in order to satisfy the asset diversification requirement.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNYM”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last trade price or official closing price on the exchanges on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Debt obligations (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. Swaps generally are valued using pricing provided from independent pricing services. Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Adviser may use various pricing services or discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. If the Fund holds securities that are primarily listed on foreign exchanges, the value of such securities may change on days when you will not be able to purchase or sell Shares. In addition, if the Fund seeks to track an index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by that index, which may increase the Fund’s tracking error.

Fund Service Providers
BNYM, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.

Financial Highlights
The Fund is new and has no performance history as of the date of this Prospectus. Financial information for the Fund therefore is not available.

Disclaimers
The Benchmark is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the Adviser. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or other financial instruments generally or in the Fund particularly or the ability of the S&P GSCI Electric Vehicle Metals Index to track general market performance. S&P Dow Jones Indices’s only relationship to the Adviser with respect to the S&P GSCI Electric Vehicle Metals Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P GSCI Electric Vehicle Metals Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P GSCI Electric Vehicle Metals Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P GSCI Electric Vehicle Metals Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P GSCI ELECTRIC VEHICLE METALS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P GSCI ELECTRIC VEHICLE METALS INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P
DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the Prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Fund’s investments also will appear in the Fund’s Annual and Semi-Annual Reports to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year, when available. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Actively Managed Exchange-Traded Commodity Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-22927.

Invesco Actively Managed Exchange-Traded Commodity Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-EVMT-PRO-1	800.983.0903 @InvescoETFs